EXHIBIT 10.23

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.
This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.

Supplementary Agreement to an Employment Agreement No. 18-107/1 from 01 November 2018 between Freedom Finance Joint Stock Company and Askar Tashtitov

Almaty      October 02, 2023

The Parties hereto:
EMPLOYER: Freedom Finance Joint Stock Company, (Certificate of state re-registration of legal entities dated 09.09.2013), located at: Almaty, Al-Farabi Ave., 77/7, n.p. 3a, represented by the Director of the HR Department Z. Kashkimbayeva, acting on the basis of power of attorney No. DV-2022/12/14-02 dated December 14, 2022, and

EMPLOYEE: Tashtitov Askar Bolatovich, ID number [***] issued by the Ministry of Internal Affairs of the REPUBLIC OF KAZAKHSTAN dated [***], IIN [***], residing at the address: [***], hereinafter jointly referred to as the Parties, have concluded this additional agreement (hereinafter the Agreement) to the employment contract (hereinafter the Agreement) dated November 01, 2018 No. 18-107/1 on the following:

1. Paragraph 1 of Annex No. 1 to the Agreement should be worded as follows:
"1. The Employer establishes the following amount and procedure for paying the Employee:
The monthly official salary of an Employee is: 997 247 (Nine hundred ninety seven thousand two hundred forty seven) tenge (taking into account contributions to mandatory social health insurance, mandatory pension contributions to the accumulative pension fund and individual income tax and other mandatory payments at budget rates in accordance with the procedure determined by the legislation of the Republic of Kazakhstan.).
2. Leave the remaining terms of the Agreement unchanged.
3. This Agreement shall enter into force upon signature by the parties.
4. This Agreement is drawn up in two copies, one for each of the Parties.

5. DETAILS AND SIGNATURES OF THE PARTIES

Employer Freedom Finance Joint Stock Company

050040, Republic of Kazakhstan, Almaty, Bostandyk district,
77/7 Al-Farabi Ave., n. 3a
RNN [***]
BIN 061140003010
IIC [***]
[***]
BIC [***]

Director
HR Department

/s/ Kashkimbayeva Z. Kh.
Employee Tashtitov Askar Bolatovich ID number [***] issued by the Ministry of Internal Affairs of the REPUBLIC OF KAZAKHSTAN dated [***], IIN [***], residing at the address: [***] /s/ Tashtitov A.B.